                                                                    Exhibit 10.2

                             COLLINS I HOLDING CORP.
                          2007 LONG-TERM INCENTIVE PLAN

      The Collins I Holding Corp.  2007 Long-Term  Incentive Plan (the "PLAN")
was adopted by the Board of Directors of Collins I Holding  Corp.,  a Delaware
corporation  (the  "COMPANY"),   effective  as  of  January  22nd,  2007  (the
"EFFECTIVE DATE").

                                    ARTICLE 1
                                     PURPOSE

      The  purpose of the Plan is to attract  and  retain  the  services  of key employees, key contractors, key consultants and Outside Directors of the Company and its Subsidiaries and to provide such persons with a proprietary  interest in the Company through the granting of incentive stock options, non-qualified stock options,  and other awards,  whether  granted singly,  or in combination,  or in tandem, that will:

            (a) increase the interest of such persons in the Company's welfare;

            (b) furnish an incentive to such persons to continue  their services for the Company; and

            (c) provide a means  through  which the  Company  may  attract  able persons as Employees, Contractors, Consultants and Outside Directors.

                                    ARTICLE 2
                                   DEFINITIONS

For the  purpose  of the  Plan,  unless  the  context  requires  otherwise,  the following terms shall have the meanings indicated:

      2.1.  "1934 ACT" means the Securities Exchange Act of 1934.

      2.2.  "AFFILIATE"  shall  have  the  meaning  set  forth  in  Rule  12b-2 promulgated under Section 12 of the 1934 Act.

      2.3.  "AWARD" means the grant of any Incentive Stock Option,  Nonqualified
Stock Option,  or Other Award,  whether  granted  singly or in combination or in tandem (each individually referred to herein as an "INCENTIVE").

      2.4.  "AWARD  AGREEMENT" means a written  agreement  between a Participant and the Company which sets out the terms of the grant of an Award.

      2.5.  "AWARD  PERIOD"  means the period  set forth in the Award  Agreement during which one or more Incentives granted under an Award may be exercised.

      2.6.  "BENEFICIAL  OWNER"  shall have the  meaning set forth in Rule 13d-3 under the 1934 Act.

      2.7.  "BOARD" means the board of directors of the Company.

      2.8.  "CHANGE IN CONTROL" means any of the following,  except as otherwise provided herein:

            (a) any Person is or  becomes  the  Beneficial  Owner,  directly  or indirectly,  of  securities  of the Company  (not  including  in the  securities beneficially  owned by such Person any  securities  acquired  directly  from the
Company or its Affiliates) representing 51% or more of the combined voting power of the Company's then outstanding  securities,  excluding any Person who becomes such a Beneficial Owner in connection with a transaction described in clause (i)
of paragraph (iii) below; or

            (b) the following  individuals  cease for any reason to constitute a majority  of the number of  directors  then  serving:  individuals  who,  on the
Effective  Date of this Plan,  constitute  the Board and any new director  whose appointment or election by the Board or nomination for election by the Company's stockholders  was approved or recommended by a vote of at least two-thirds (2/3)
of the directors then still in office who either were directors on the Effective
Date of this Plan or whose appointment,  election or nomination for election was previously so approved or recommended; or

            (c) there is consummated a merger or consolidation of the Company or any direct or indirect  subsidiary  of the Company  with any other  corporation, other  than (i) a merger  or  consolidation  that  would  result  in the  voting securities  of the  Company  outstanding  immediately  prior to such  merger  or consolidation  continuing to represent  (either by remaining  outstanding  or by being  converted  into voting  securities of the surviving  entity or any parent thereof) at least  fifty-one  percent (51%) of the combined  voting power of the securities  of the  Company  or such  surviving  entity  or any  parent  thereof outstanding  immediately  after such merger or consolidation or (ii) a merger or consolidation  effected  to  implement  a  recapitalization  of the  Company (or similar  transaction)  in which no Person is or becomes  the  Beneficial  Owner, directly or  indirectly,  of  securities  of the Company  (not  including in the securities  Beneficially  Owned by such Person any securities  acquired directly from the Company or its Affiliates other than in connection with the acquisition by the Company or its Affiliates of a business)  representing 51% or more of the combined voting power of the Company's then outstanding securities; or

            (d) the  stockholders  of the  Company  approve  a plan of  complete liquidation  or  dissolution of the Company or there is consummated an agreement for the sale or  disposition by the Company of all or  substantially  all of the
Company's  assets,  other than a sale or  disposition  by the  Company of all or substantially  all of the  Company's  assets to an  entity,  at least  fifty-one percent (51%) of the combined voting power of the voting securities of which are owned by stockholders of the Company in  substantially  the same  proportions as their ownership of the Company immediately prior to such sale.

      Notwithstanding the foregoing provisions of this Section 2.5, in the event an Award issued under the Plan is subject to Section 409A of the Code,  then, in lieu of the foregoing  definition and to the extent necessary to comply with the requirements  of Section 409A of the Code, the definition of "Change in Control"
for purposes of such Award shall be the  definition  provided for under  Section
409A of the Code and the regulations or other guidance issued thereunder.

      2.9. "CODE" means the Internal Revenue Code of 1986, as amended.

      2.10. "COMMITTEE"  means the Compensation  Committee of the Board,  unless the Board appoints or designates a different committee to administer the Plan in accordance  with Article 3 of this Plan, or if no such  committee is designated, means the Board.

      2.11. "COMMON  STOCK" means the common stock,  par value $0.001 per share, which the  Company  is  currently  authorized  to issue or may in the  future be authorized to issue,  or any securities into which or for which the common stock of the Company may be converted or  exchanged,  as the case may be,  pursuant to the terms of this Plan or the Amended and Restated  Certificate of Incorporation
of the Company.

      2.12. "COMPANY" means Collins I Holding Corp., a Delaware corporation, and any successor entity.

      2.13. "CONSULTANT"  means  any  Person,   other  than  an  Employee  or  a
Contractor,  performing  advisory or  consulting  services  for the Company or a
Subsidiary, with or without compensation,  provided that BONA FIDE services must be rendered by such Person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

      2.14. "CONTRACTOR" means any Person, who is not an Employee or Consultant, performing services for the Company or a Subsidiary, with compensation, pursuant to a written  independent  contractor  agreement  between  such  Person  and the
Company or a  Subsidiary,  provided  that BONA FIDE services must be rendered by such Person and such services shall not be rendered in connection with the offer or sale of securities in a capital raising transaction.

      2.15. "DATE OF GRANT" means the  effective  date on which an Award is made to a Participant as set forth in the applicable Award Agreement.

      2.16. "EMPLOYEE"  means a common law  employee  (as defined in  accordance with the Regulations  and Revenue Rulings then applicable  under Section 3401(c)
of the Code) of the Company or any Subsidiary of the Company.

      2.17. "FAIR MARKET  VALUE"  means,  as of a particular  date,  (a) if the shares  of Common  Stock  are  listed  on any  established  national  securities exchange,  the closing sales price per share of Common Stock on the consolidated transaction  reporting  system for the  principal  securities  exchange  for the
Common Stock on that date, or, if there shall have been no such sale so reported on that date, on the last  preceding  date on which such a sale was so reported,
(b) if the shares of Common Stock are not so listed but are quoted on the Nasdaq
National Market System, the closing sales price per share of Common Stock on the
Nasdaq National Market System on that date, or, if there shall have been no such sale so reported on that date, on the last  preceding  date on which such a sale was so reported,  (c) if the Common  Stock is not so listed or quoted,  the mean between  the  closing  bid and  asked  price on that  date,  or, if there are no quotations  available  for such date, on the last  preceding  date on which such quotations  shall be  available,  as reported by Nasdaq,  or, if not reported by

Nasdaq, by the National  Quotation Bureau,  Inc., or (d) if none of the above is applicable,  such amount as may be determined  by the  Committee  (acting on the advice of an  Independent  Third Party,  should the Committee  elect in its sole discretion  to utilize an  Independent  Third Party for this  purpose),  in good faith, to be the fair market value per share of Common Stock.

      2.18. "INCENTIVE" is defined in Section 2.1 hereof.

      2.19. "INCENTIVE  STOCK OPTION" means an incentive stock option within the meaning of Section 422 of the Code, granted pursuant to this Plan.

      2.20. "INDEPENDENT  THIRD PARTY" means an individual or entity independent of the Company  having  experience  in providing  investment  banking or similar appraisal or valuation services and with expertise generally in the valuation of securities  or other  property  for  purposes of this Plan.  The  Committee  may utilize one or more Independent Third Parties.

      2.21. "NONQUALIFIED  STOCK  OPTION"  means a  nonqualified  stock  option, granted pursuant to this Plan, which is not an Incentive Stock Option.

      2.22. "OPTION  PRICE"  means the price that must be paid by a  Participant upon exercise of a Stock Option to purchase a share of Common Stock.

      2.23. "OTHER AWARD" means an Award issued pursuant to Section 6.4 hereof.

      2.24. "OUTSIDE  DIRECTOR"  means a director  of the  Company who is not an
Employee or a Consultant.

      2.25. "PARTICIPANT" means an Employee,  Contractor,  Consultant or Outside
Director of the Company or a Subsidiary  to whom an Award is granted  under this
Plan.

      2.26. "PERSON" shall have the meaning given in Section 3(a)(9) of the 1934
Act, as modified and used in Sections 13(d) and 14(d) thereof,  except that such term  shall not  include  (i) the  Company  or any of its  subsidiaries,  (ii) a trustee or other fiduciary holding  securities under an employee benefit plan of the Company or any of its Affiliates,  (iii) an underwriter  temporarily holding securities  pursuant  to an offering of such  securities  or (iv) a  corporation
owned,   directly  or  indirectly,   by  the  stockholders  of  the  Company  in
substantially the same proportions as their ownership of stock of the Company.

      2.27. "PLAN" means this Collins I Holding Corp.  2007 Long-Term  Incentive
Plan, as amended from time to time.

      2.28. "STOCK  OPTION" means a  Nonqualified  Stock Option,  a Reload Stock
Option or an Incentive Stock Option.

      2.29. "SUBSIDIARY"  means  (i) any  corporation  in an  unbroken  chain of corporations  beginning with the Company, if each of the corporations other than the last  corporation in the unbroken chain owns stock  possessing a majority of the total  combined  voting  power of all  classes  of stock in one of the other corporations in the chain, (ii) any limited  partnership,  if the Company or any corporation  described  in  item  (i)  above  owns a  majority  of  the  general partnership  interest  and a  majority  of  the  limited  partnership  interests entitled to vote on the  removal and  replacement  of the general  partner,  and
(iii) any partnership or limited liability  company,  if the partners or members thereof are composed  only of the Company,  any  corporation  listed in item (i)
above or any limited partnership listed in item (ii) above. "SUBSIDIARIES" means more than one of any such corporations,  limited  partnerships,  partnerships or limited liability companies.

      2.30. "TERMINATION  OF SERVICE"  occurs when a  Participant  who is (i) an
Employee of the Company or any Subsidiary  ceases to serve as an Employee of the
Company and its  Subsidiaries,  for any reason;  (ii) an Outside Director of the
Company or a  Subsidiary  ceases to serve as a director  of the  Company and its
Subsidiaries  for any reason;  (iii) a Contractor of the Company or a Subsidiary ceases to serve as a  Contractor  of the  Company and its  Subsidiaries  for any
reason; or (iv) a Consultant of the Company or a Subsidiary ceases to serve as a
Consultant of the Company and its Subsidiaries for any reason.  Except as may be necessary  or  desirable  to comply  with  applicable  federal  or state  law, a
"Termination of Service" shall not be deemed to have occurred when a Participant who is an Employee becomes a Consultant, Contractor, or Outside Director or vice versa.  If,  however,  a Participant who is an Employee and who has an Incentive
Stock  Option  ceases to be an  Employee  but does not suffer a  Termination  of
Service,  and if that  Participant  does not exercise the Incentive Stock Option within the time  required  under  Section 422 of the Code upon  ceasing to be an
Employee,  the Incentive  Stock Option shall  thereafter  become a  Nonqualified
Stock Option.  Notwithstanding the foregoing provisions of this Section 2.30, in the event an Award issued under the Plan is subject to Section 409A of the Code, then, in lieu of the foregoing  definition and to the extent necessary to comply
with  the   requirements  of  Section  409A  of  the  Code,  the  definition  of
"Termination  of Service" for purposes of such Award shall be the  definition of
"separation  from  service"  provided for under Section 409A of the Code and the regulations or other guidance issued thereunder.

      2.31. "TOTAL AND PERMANENT  DISABILITY"  means a Participant  is qualified for long-term disability benefits under the Company's or Subsidiary's disability plan or insurance policy;  or, if no such plan or policy is then in existence or if the  Participant is not eligible to participate in such plan or policy,  that the Participant, because of a physical or mental condition resulting from bodily injury,  disease,  or mental  disorder is prevented  from  performing his or her duties of employment for a period of six (6) continuous months, as determined in good faith by the  Committee,  based  upon  medical  reports  or other  evidence satisfactory  to the  Committee;  PROVIDED  THAT,  with respect to any Incentive
Stock  Option,  Total and Permanent  Disability  shall have the meaning given it
under  the   rules   governing   Incentive   Stock   Options   under  the  Code.
Notwithstanding  the foregoing  provisions of this Section 2.31, in the event an
Award  issued under the Plan is subject to Section  409A of the Code,  then,  in lieu of the foregoing  definition and to the extent necessary to comply with the requirements of Section 409A of the Code, the definition of "Total and Permanent
Disability"  for purposes of such Award shall be the definition of  "disability"
provided  for  under  Section  409A of the  Code  and the  regulations  or other guidance issued thereunder.

                                    ARTICLE 3
                                 ADMINISTRATION

      3.1.  GENERAL ADMINISTRATION;  ESTABLISHMENT OF COMMITTEE.  Subject to the
terms of this Article 3, the Plan shall be  administered  by the Committee which shall  consist of at least two (2) members.  Any member of the  Committee may be removed at any time,  with or without  cause,  by resolution  of the Board.  Any vacancy  occurring  in  the  membership  of  the  Committee  may  be  filled  by appointment  by the Board.  At any time there is no Committee to administer  the
Plan, any  references in this Plan to the Committee  shall be deemed to refer to the Board.

      The Committee  shall select one of its members to act as its  Chairman.  A majority of the Committee shall  constitute a quorum,  and the act of a majority of the  members  of the  Committee  present  at a  meeting  at which a quorum is present shall be the act of the Committee.

      3.2.  DESIGNATION OF PARTICIPANTS AND AWARDS.

            (a) The Committee or the Board shall  determine  and designate  from time to time the  eligible  persons to whom Awards will be granted and shall set forth in each related Award Agreement,  where applicable,  the Award Period, the
Date of Grant, and such other terms,  provisions,  limitations,  and performance requirements,  as are approved by the Committee,  but not inconsistent  with the
Plan. The Committee shall  determine  whether an Award shall include one type of
Incentive  or two or  more  Incentives  granted  in  combination  or two or more
Incentives  granted in tandem  (that is, a joint  grant  where  exercise  of one
Incentive  results in cancellation of all or a portion of the other  Incentive).
Although the members of the Committee shall be eligible to receive  Awards,  all decisions with respect to any Award, and the terms and conditions thereof, to be granted under the Plan to any member of the  Committee  shall be made solely and exclusively by the other members of the Committee, or if such member is the only member of the Committee, by the Board.

            (b) Notwithstanding Section 3.2(a), the Board may, in its discretion and by a resolution adopted by the Board,  authorize one or more officers of the
Company (an  "AUTHORIZED  OFFICER") to (i)  designate  one or more  Employees as eligible  persons  to whom  Awards  will be  granted  under  the  Plan  and (ii)
determine  the  number of shares of Common  Stock  that will be  subject to such
Awards;  PROVIDED,  HOWEVER,  that the  resolution  of the Board  granting  such authority  shall (x) specify the total number of shares of Common Stock that may be made  subject to the Awards,  (y) set forth the price or prices (or a formula by which such price or prices may be  determined) to be paid for the purchase of the Common  Stock  subject to such Awards,  and (z) not  authorize an officer to designate himself as a recipient of any Award.

      3.3.  AUTHORITY OF THE COMMITTEE. The Committee, in its discretion,  shall
(i)  interpret  the Plan,  (ii)  prescribe,  amend,  and  rescind  any rules and regulations  necessary or appropriate for the  administration of the Plan, (iii)
establish  performance  goals  for an Award  and  certify  the  extent  of their achievement,  and (iv) make such other determinations or certifications and take such other action as it deems  necessary or advisable in the  administration  of the Plan. Any  interpretation,  determination,  or other action made or taken by the Committee shall be final, binding, and conclusive on all interested parties.
The  Committee's  discretion  set  forth  herein  shall  not be  limited  by any provision of the Plan,  including any provision which by its terms is applicable notwithstanding any other provision of the Plan to the contrary.

      The  Committee  may  delegate to officers  of the  Company,  pursuant to a written delegation, the authority to perform specified functions under the Plan.
Any  actions  taken by any  officers of the  Company  pursuant  to such  written delegation of authority shall be deemed to have been taken by the Committee.

      With  respect  to   restrictions  in  the  Plan  that  are  based  on  the
requirements of Rule 16b-3  promulgated  under the 1934 Act,  Section 422 of the
Code,  Section  162(m) of the Code,  Section 409A of the Code,  the rules of any exchange or inter-dealer  quotation  system upon which the Company's  securities are  listed  or  quoted,  or any  other  applicable  law,  rule  or  restriction
(collectively,  "APPLICABLE  LAW"), to the extent that any such restrictions are no  longer  required  by  applicable  law,  the  Committee  shall  have the sole discretion  and  authority to grant Awards that are not subject to such mandated restrictions  and/or to waive any such  mandated  restrictions  with  respect to outstanding Awards.

                                    ARTICLE 4
                                   ELIGIBILITY

      Any Employee  (including  an Employee who is also a director or an officer of the Company), Contractor, Consultant or Outside Director of the Company whose judgment,  initiative,  and efforts contributed or may be expected to contribute to the  successful  performance of the Company is eligible to participate in the
Plan;  PROVIDED that only Employees of the Company or its Subsidiaries  shall be eligible to receive Incentive Stock Options. The Committee, upon its own action, may  grant,  but  shall not be  required  to  grant,  an Award to any  Employee,
Contractor,  Consultant  or Outside  Director of the Company or any  Subsidiary.
Awards may be granted by the  Committee at any time and from time to time to new
Participants,  or to then  Participants,  or to a greater  or  lesser  number of
Participants, and may include or exclude previous Participants, as the Committee shall  determine.  Except as required by this Plan,  Awards granted at different times need not contain similar provisions.  The Committee's determinations under the Plan  (including  without  limitation  determinations  of  which  Employees,
Contractors,  Consultants or Outside  Directors,  if any, are to receive Awards, the form,  amount and timing of such Awards,  the terms and  provisions  of such
Awards and the agreements  evidencing  same) need not be uniform and may be made by it selectively  among  Participants who receive,  or are eligible to receive,
Awards under the Plan.

                                    ARTICLE 5
                             SHARES SUBJECT TO PLAN

      5.1.  NUMBER  AVAILABLE  FOR AWARDS.  Subject to adjustment as provided in
Articles  11 and 12, the  maximum  number of shares of Common  Stock that may be delivered  pursuant to Awards  granted  under the Plan is Three  Thousand  Three
Hundred  (3,300)  shares,  one hundred  percent (100%) of which may be delivered pursuant to Incentive  Stock Options.  Shares to be issued may be made available from authorized but unissued  Common Stock,  Common Stock held by the Company in its  treasury,  or Common  Stock  purchased by the Company on the open market or otherwise.  During the term of this Plan,  the Company will at all times reserve and keep available the number of shares of Common Stock that shall be sufficient to satisfy the requirements of this Plan.

      5.2.  REUSE OF SHARES.  To the extent that any Award under this Plan shall be forfeited,  shall expire or be canceled, in whole or in part, then the number of shares of Common  Stock  covered by the Award or stock  option so  forfeited, expired or  canceled  may again be awarded  pursuant to the  provisions  of this
Plan. In the event that previously acquired shares of Common Stock are delivered to the Company in full or partial payment of the exercise price for the exercise of a Stock Option  granted under this Plan, the number of shares of Common Stock available  for future  Awards  under this Plan shall be reduced  only by the net number of shares of Common Stock  issued upon the exercise of the Stock  Option.
Awards that may be satisfied either by the issuance of shares of Common Stock or by cash or other  consideration  shall be counted  against the maximum number of shares of Common Stock that may be issued under this Plan only during the period that the Award is outstanding or to the extent the Award is ultimately satisfied by the issuance of shares of Common Stock.  Awards will not reduce the number of shares  of  Common  Stock  that  may be  issued  pursuant  to  this  Plan if the settlement of the Award will not require the issuance of shares of Common Stock, as, for example,  a stock  appreciation  right that can be satisfied only by the payment of cash.  Notwithstanding  any  provisions  of the Plan to the contrary, only  shares  forfeited  back to the  Company,  shares  canceled  on  account of termination,  expiration or lapse of an Award,  shares surrendered in payment of the exercise  price of an option or shares  withheld  for payment of  applicable employment taxes and/or withholding  obligations  resulting from the exercise of an option shall again be available  for grant of Stock  Options  under the Plan, but shall not  increase  the maximum  number of shares  described in Section 5.1 above as the  maximum  number of shares of Common  Stock  that may be  delivered pursuant to Stock Options.

                                    ARTICLE 6
                                 GRANT OF AWARDS

      6.1.  IN  GENERAL.  The  grant of an  Award  shall  be  authorized  by the
Committee  and  shall be  evidenced  by an Award  Agreement  setting  forth  the
Incentive  or  Incentives  being  granted,  the total number of shares of Common
Stock subject to the Incentive(s),  the Option Price (if applicable),  the Award
Period, the Date of Grant, and such other terms,  provisions,  limitations,  and performance objectives,  as are approved by the Committee,  but not inconsistent with the Plan.  The Company shall execute an Award  Agreement with a Participant after  the  Committee  approves  the  issuance  of an Award.  Any Award  granted pursuant  to this  Plan must be  granted  within  ten (10)  years of the date of adoption of this Plan. The Plan shall be submitted to the Company's stockholders for  approval;  HOWEVER,  the Committee may grant Awards under the Plan prior to the  time  of  stockholder  approval.  Any  such  Award  granted  prior  to such stockholder  approval shall be made subject to such  stockholder  approval.  The grant of an Award to a  Participant  shall not be deemed  either to entitle  the
Participant  to, or to disqualify  the  Participant  from,  receipt of any other
Award under the Plan.

      6.2.  OPTION  PRICE.  The Option Price for any share of Common Stock which may be purchased under a Nonqualified Stock Option for any share of Common Stock may be equal to or greater  than the Fair Market  Value of the share on the Date of Grant.  The Option Price for any share of Common Stock which may be purchased under an Incentive  Stock Option must be at least equal to the Fair Market Value of the share on the Date of Grant; if an Incentive Stock Option is granted to an
Employee  who owns or is deemed to own (by  reason of the  attribution  rules of
Section  424(d) of the Code) more than ten percent (10%) of the combined  voting power of all classes of stock of the Company (or any parent or Subsidiary),  the
Option Price shall be at least one hundred ten percent (110%) of the Fair Market
Value of the Common Stock on the Date of Grant.

      6.3.  MAXIMUM ISO GRANTS.  The  Committee  may not grant  Incentive  Stock
Options  under the Plan to any Employee  which would permit the  aggregate  Fair
Market Value  (determined on the Date of Grant) of the Common Stock with respect to which  Incentive  Stock Options (under this and any other plan of the Company and its Subsidiaries) are exercisable for the first time by such Employee during any calendar  year to exceed One Hundred  Thousand  Dollars  ($100,000).  To the extent  any Stock  Option  granted  under this Plan  which is  designated  as an
Incentive  Stock Option  exceeds this limit or otherwise  fails to qualify as an
Incentive Stock Option, such Stock Option (or any such portion thereof) shall be a Nonqualified  Stock Option.  In such case, the Committee shall designate which stock will be treated as Incentive Stock Option stock by causing the issuance of a separate  stock  certificate  and  identifying  such stock as Incentive  Stock
Option stock on the Company's stock transfer records.

      6.4.  OTHER AWARDS. The Committee may grant to any Participant other forms of Awards, based upon, payable in, or otherwise related to, in whole or in part, shares of Common  Stock,  if the  Committee  determines  that such other form of
Award is consistent  with the purpose and  restrictions  of this Plan. The terms and conditions of such other form of Award shall be specified by the grant. Such
Other  Awards  may be  granted  for no  cash  consideration,  for  such  minimum consideration  as  may  be  required  by  applicable  law,  or  for  such  other consideration as may be specified by the grant.

      6.5.  TANDEM AWARDS. The Committee may grant two or more Incentives in one
Award in the form of a "tandem  Award," so that the right of the  Participant to exercise  one  Incentive  shall be  canceled  if, and to the  extent,  the other
Incentive is exercised.  For example, if a Stock Option and a stock appreciation right are issued in a tandem  Award,  and the  Participant  exercises  the stock appreciation right with respect to one hundred (100) shares of Common Stock, the right of the  Participant to exercise the related Stock Option shall be canceled to the extent of one hundred (100) shares of Common Stock.

                                    ARTICLE 7
                              AWARD PERIOD; VESTING

      7.1.  AWARD  PERIOD.  Subject to the other  provisions  of this Plan,  the
Committee may, in its discretion, provide that an Incentive may not be exercised in  whole  or in part for any  period  or  periods  of time or  beyond  any date specified in the Award Agreement.  Except as provided in the Award Agreement, an
Incentive may be exercised in whole or in part at any time during its term.  The
Award Period for an Incentive shall be reduced or terminated upon Termination of
Service.  No Incentive granted under the Plan may be exercised at any time after the end of its Award Period.  No portion of any Incentive may be exercised after the expiration of ten (10) years from its Date of Grant. However, if an Employee owns or is deemed to own (by reason of the  attribution  rules of Section 424(d)
of the Code) more than ten percent  (10%) of the  combined  voting  power of all classes of stock of the Company (or any parent or  Subsidiary)  and an Incentive
Stock  Option is  granted to such  Employee,  the term of such  Incentive  Stock
Option (to the  extent  required  by the Code at the time of grant)  shall be no more than five (5) years from the Date of Grant.

      7.2.  VESTING. The Committee,  in its sole discretion,  may determine that an Incentive will be immediately  vested in whole or in part, or that all or any portion  may not be vested  until a date,  or dates,  subsequent  to its Date of
Grant, or until the occurrence of one or more specified  events,  subject in any case to the terms of the Plan. If the Committee imposes conditions upon vesting, then,  subsequent  to the  Date  of  Grant,  the  Committee  may,  in  its  sole discretion, accelerate the date on which all or any portion of the Incentive may be vested.

                                    ARTICLE 8
                       EXERCISE OR CONVERSION OF INCENTIVE

      8.1.  IN GENERAL. A vested Incentive may be exercised or converted, during its Award Period, subject to limitations and restrictions set forth in the Award
Agreement.

      8.2.  SECURITIES  LAW  AND  EXCHANGE  RESTRICTIONS.  In no  event  may  an
Incentive be exercised or shares of Common Stock be issued  pursuant to an Award if a necessary  listing or  quotation  of the shares of Common  Stock on a stock exchange or  interdealer  quotation  system or any  registration  under state or
federal   securities  laws  required  under  the   circumstances  has  not  been
accomplished.

      8.3.  EXERCISE OF STOCK OPTION.

            (a) IN GENERAL.  If a Stock Option is exercisable  prior to the time it is vested,  the Common  Stock  obtained on the  exercise of the Stock  Option shall be restricted  stock which is subject to the applicable  provisions of the
Plan and the Award Agreement. If the Committee imposes conditions upon exercise, then subsequent to the Date of Grant, the Committee may, in its sole discretion, accelerate  the date on which  all or any  portion  of the Stock  Option  may be exercised.  The granting of a Stock Option shall impose no  obligation  upon the
Participant to exercise that Stock Option.

            (b) NOTICE AND PAYMENT.  Subject to such administrative  regulations as the Committee may from time to time adopt, a Stock Option may be exercised by the delivery of written notice to the Company setting forth the number of shares of Common Stock with  respect to which the Stock  Option is to be exercised  and the date of exercise thereof (the "EXERCISE DATE") which shall be at least three
(3) days  after  giving  such  notice  unless an  earlier  time  shall have been mutually agreed upon. On the Exercise Date, the Participant shall deliver to the
Company consideration with a value equal to the total Option Price of the shares to be purchased,  payable as provided in the Award Agreement,  which may provide for payment in any one or more of the following  ways:  (a) cash or check,  bank draft,  or money order  payable to the order of the  Company,  (b) Common  Stock
(including  restricted  stock) owned by the  Participant  on the Exercise  Date, valued at its Fair Market Value on the Exercise Date, and which the  Participant has not  acquired  from the Company  within six (6) months prior to the Exercise
Date, (c) by delivery  (including by telephonic  facsimile  transmission) to the
Company or its designated agent of an executed  irrevocable option exercise form

                                       10

together  with  irrevocable  instructions  from the  Participant  to a broker or dealer,  reasonably  acceptable to the Company, to sell certain of the shares of
Common  Stock  purchased  upon  exercise  of the Stock  Option or to pledge such shares as collateral  for a loan and promptly  deliver to the Company the amount of sale or loan proceeds necessary to pay such purchase price, and/or (d) in any other form of valid  consideration  that is  acceptable  to the Committee in its sole  discretion.  In the event that shares of restricted  stock are tendered as consideration  for the exercise of a Stock Option,  a number of shares of Common
Stock issued upon the exercise of the Stock Option with an Option Price equal to the value of restricted stock used as consideration therefor shall be subject to the same restrictions and provisions as the restricted stock so tendered.

            (c) [RESERVED]

            (d) ISSUANCE OF  CERTIFICATE.  Except as  otherwise  provided in the
applicable  Award   Agreement,   upon  payment  of  all  amounts  due  from  the
Participant,  the Company  shall cause  certificates  for the Common  Stock then being  purchased to be delivered as directed by the  Participant  (or the person exercising the  Participant's  Stock Option in the event of his or her death) at its principal business office promptly after the Exercise Date; PROVIDED that if the Participant has exercised an Incentive Stock Option,  the Company may at its option retain  physical  possession  of the  certificate  evidencing  the shares acquired upon exercise until the expiration of the holding periods  described in
Section  422(a)(1) of the Code.  The obligation of the Company to deliver shares of Common Stock shall, however, be subject to the condition that, if at any time the Committee shall determine in its discretion that the listing,  registration, or  qualification  of the Stock Option or the Common  Stock upon any  securities exchange or inter-dealer  quotation system or under any state or federal law, or the consent or approval of any  governmental  regulatory body, is necessary as a condition  of, or in  connection  with,  the Stock  Option  or the  issuance  or purchase  of shares of Common  Stock  thereunder,  the Stock  Option  may not be exercised in whole or in part unless such listing, registration,  qualification, consent, or approval shall have been effected or obtained free of any conditions not reasonably acceptable to the Committee.

            (e) FAILURE TO PAY.  Except as may otherwise be provided in an Award
Agreement, if the Participant fails to pay for any of the Common Stock specified in such  notice  or  fails to  accept  delivery  thereof,  that  portion  of the
Participant's  Stock  Option  and right to  purchase  such  Common  Stock may be extinguished by the Company.

      8.4.  DISQUALIFYING  DISPOSITION OF INCENTIVE  STOCK OPTION.  If shares of
Common Stock acquired upon exercise of an Incentive Stock Option are disposed of by a Participant  prior to the  expiration of either two (2) years from the Date of Grant of such  Stock  Option or one (1) year from the  transfer  of shares of
Common Stock to the  Participant  pursuant to the exercise of such Stock Option, or in any other  disqualifying  disposition within the meaning of Section 422 of the Code, such  Participant  shall notify the Company in writing of the date and terms of such  disposition.  A disqualifying  disposition by a Participant shall not affect the status of any other  Stock  Option  granted  under the Plan as an
Incentive Stock Option within the meaning of Section 422 of the Code.

                                       11

                                    ARTICLE 9
                           AMENDMENT OR DISCONTINUANCE

      Subject to the  limitations  set forth in this Article 9, the Board may at any time and from time to time, without the consent of the Participants,  alter, amend,  revise,  suspend, or discontinue the Plan in whole or in part; PROVIDED,
HOWEVER, that no amendment for which stockholder approval is required either (i)
by any securities exchange or inter-dealer  quotation system on which the Common
Stock is listed or traded or (ii) in order for the Plan and  Incentives  awarded under the Plan to continue to comply with Sections 162(m), 409A, 421, and 422 of the Code,  including any successors to such Sections,  shall be effective unless such amendment  shall be approved by the requisite vote of the  stockholders  of the Company  entitled to vote thereon.  Any such amendment  shall, to the extent deemed necessary or advisable by the Committee, be applicable to any outstanding
Incentives  theretofore  granted  under the Plan,  notwithstanding  any contrary provisions contained in any Award Agreement.  In the event of any such amendment to the Plan, the holder of any Incentive  outstanding under the Plan shall, upon request of the  Committee  and as a  condition  to the  exercisability  thereof, execute a conforming  amendment in the form  prescribed  by the Committee to any
Award Agreement  relating thereto.  Notwithstanding  anything  contained in this
Plan  to the  contrary,  unless  required  by law,  no  action  contemplated  or permitted by this Article 9 shall adversely affect any rights of Participants or obligations  of the  Company  to  Participants  with  respect  to any  Incentive theretofore  granted  under  the  Plan  without  the  consent  of  the  affected
Participant.

                                   ARTICLE 10
                                      TERM

      The Plan shall be  effective  from the date that this Plan is  approved by the  Board.  Unless  sooner  terminated  by action of the  Board,  the Plan will terminate  on January __, 2017,  but  Incentives  granted  before that date will continue to be effective in accordance with their terms and conditions.

                                   ARTICLE 11
                               CAPITAL ADJUSTMENTS

      In the event that the Committee shall determine that any dividend or other distribution  (whether in the form of cash, Common Stock,  other securities,  or other  property),  recapitalization,  stock split,  reverse stock split,  rights offering, reorganization,  merger, consolidation, split-up, spin-off, split-off, combination,  subdivision,  repurchase,  or  exchange  of Common  Stock or other securities  of the  Company,  issuance of  warrants or other  rights to purchase
Common Stock or other  securities  of the Company,  or other  similar  corporate transaction  or event  affects  the  Common  Stock  such that an  adjustment  is determined  by the  Committee  to be  appropriate  to prevent  the  dilution  or enlargement of the benefits or potential  benefits intended to be made available under  the  Plan,  then  the  Committee  shall,  in such  manner  as it may deem equitable,  adjust any or all of the (i) the number of shares and type of Common
Stock (or the securities or property)  which  thereafter may be made the subject of  Awards,  (ii) the  number  of  shares  and type of  Common  Stock  (or other securities  or property)  subject to  outstanding  Awards,  and (iii) the Option
Price  of  each  outstanding  Award.  In  lieu  of  the  foregoing,   if  deemed
appropriate,  the Committee may make  provision for a cash payment to the holder

                                       12

of an outstanding Award.  Notwithstanding  the foregoing,  no such adjustment or cash payment shall be made or  authorized to the extent that such  adjustment or cash payment would cause the Plan or any Stock Option to violate  Section 422 of the Code.  Such  adjustments  shall be made in accordance  with the rules of any securities  exchange,  stock  market,  or stock  quotation  system  to which the
Company is subject.

      Upon the  occurrence of any such  adjustment or cash payment,  the Company shall provide  notice to each affected  Participant  of its  computation of such adjustment or cash payment  which shall be conclusive  and shall be binding upon each such Participant.

                                   ARTICLE 12
                  RECAPITALIZATION, MERGER AND CONSOLIDATION

      12.1. NO EFFECT ON  COMPANY'S  AUTHORITY.  The  existence of this Plan and
Incentives  granted  hereunder shall not affect in any way the right or power of the Company or its  stockholders  to make or authorize  any or all  adjustments, recapitalizations,  reorganizations,  or other changes in the Company's  capital structure  and  its  business,  or any  Change  in  Control,  or any  merger  or consolidation of the Company, or any issuance of bonds, debentures, preferred or preference  stocks  ranking prior to or otherwise  affecting the Common Stock or the rights thereof (or any rights,  options,  or warrants to purchase  same), or the dissolution or liquidation of the Company, or any sale or transfer of all or any part of its assets or business,  or any other  corporate act or  proceeding, whether of a similar character or otherwise.

      12.2. CONVERSION OF  INCENTIVES  WHERE  COMPANY  SURVIVES.  Subject to any
required action by the stockholders and except as otherwise  provided by Section
12.4 hereof or as may be required  to comply with  Section  409A of the Code and the regulations or other guidance issued thereunder, if the Company shall be the surviving  or  resulting  corporation  in any  merger,  consolidation  or  share exchange,  any  Incentive  granted  hereunder  shall pertain to and apply to the securities or rights (including cash, property,  or assets) to which a holder of the number of shares of Common Stock  subject to the  Incentive  would have been entitled.

      12.3. EXCHANGE  OR  CANCELLATION  OF  INCENTIVES  WHERE  COMPANY  DOES NOT
SURVIVE.  Except as  otherwise  provided  by  Section  12.4  hereof or as may be required to comply with  Section 409A of the Code and the  regulations  or other guidance issued thereunder,  in the event of any merger,  consolidation or share exchange  pursuant  to which  the  Company  is not the  surviving  or  resulting corporation,  there shall be substituted  for each share of Common Stock subject to the unexercised portions of outstanding Incentives,  that number of shares of each class of stock or other  securities  or that amount of cash,  property,  or
assets  of  the  surviving,   resulting  or  consolidated   company  which  were
distributed or  distributable  to the  stockholders of the Company in respect to each  share of Common  Stock held by them,  such  outstanding  Incentives  to be thereafter  exercisable  for  such  stock,  securities,  cash,  or  property  in accordance with their terms.

      12.4. CANCELLATION  OF  INCENTIVES.   Notwithstanding  the  provisions  of
Sections  12.2 and 12.3  hereof,  and except as may be  required  to comply with
Section  409A  of  the  Code  and  the  regulations  or  other  guidance  issued thereunder,  all Incentives granted hereunder may be canceled by the Company, in its sole discretion,  as of the effective date of any Change in Control, merger,

                                       13

consolidation or share exchange, or any issuance of bonds, debentures, preferred or preference stocks ranking prior to or otherwise affecting the Common Stock or the rights thereof (or any rights, options, or warrants to purchase same), or of any proposed sale of all or substantially  all of the assets of the Company,  or of any dissolution or liquidation of the Company, by either:

            (a) giving   notice  to  each   Participant   or  his/her   personal
representative  of the Company's  intention to cancel those Incentives for which the issuance of shares of Common Stock involved  payment by the  Participant for such  shares  and,  permitting  the  purchase,  during  the five (5) day  period preceding the effective date of such  cancellation,  of any or all of the shares of Common Stock subject to such outstanding Incentives, including in the Board's discretion  some or all of the  shares  as to which  such  Incentives  would not otherwise be vested and exercisable; or

            (b) in the case of  Incentives  that are either (i) settled  only in shares of Common Stock, or (ii) at the election of the  Participant,  settled in shares of Common Stock,  paying such Participant an amount equal to a reasonable estimate  of the  difference  between  the net amount per share  payable in such transaction or as a result of such transaction,  and the price per share of such
Incentive to be paid by the Participant  (hereinafter the "SPREAD"),  multiplied by the number of shares  subject to the  Incentive.  In  estimating  the Spread, appropriate  adjustments to give effect to the existence of the Incentives shall be made, such as deeming the Incentives to have been exercised, with the Company receiving  the  exercise  price  payable  thereunder,  and  treating  the shares receivable  upon exercise of the Incentives as being  outstanding in determining the net amount per share.  In cases where the proposed  transaction  consists of the  acquisition  of assets of the  Company,  the net amount per share  shall be calculated on the basis of the net amount  receivable  with respect to shares of
Common Stock upon a  distribution  and  liquidation  by the Company after giving effect to expenses and charges,  including but not limited to taxes,  payable by the Company before such liquidation could be completed.

            (c) An Award that by its terms would be fully vested or  exercisable upon a Change in Control will be considered  vested or exercisable  for purposes of Section 12.4(a) hereof.

                                   ARTICLE 13
                           LIQUIDATION OR DISSOLUTION

      Subject to Section 12.4  hereof,  in case the Company  shall,  at any time while any Incentive under this Plan shall be in force and remain unexpired,  (i)
sell all or substantially all of its property, or (ii) dissolve,  liquidate,  or wind up its affairs, then each Participant shall be entitled to receive, in lieu of each share of Common Stock of the Company which such  Participant  would have been  entitled to receive under the  Incentive,  the same kind and amount of any securities or assets as may be issuable, distributable, or payable upon any such sale,  dissolution,  liquidation,  or winding  up with  respect to each share of
Common  Stock of the  Company.  If the Company  shall,  at any time prior to the expiration of any Incentive, make any partial distribution of its assets, in the nature  of a  partial  liquidation,  whether  payable  in cash  or in kind  (but excluding the  distribution of a cash dividend payable out of earned surplus and designated  as such) and an  adjustment  is  determined  by the  Committee to be appropriate  to prevent the  dilution  of the  benefits  or  potential  benefits

                                       14

intended to be made available under the Plan, then the Committee  shall, in such manner as it may deem  equitable,  make such  adjustment in accordance  with the provisions of Article 11 hereof.

                                   ARTICLE 14
                         INCENTIVES IN SUBSTITUTION FOR
                      INCENTIVES GRANTED BY OTHER ENTITIES

      Incentives may be granted under the Plan from time to time in substitution for similar instruments held by employees, consultants, contractors or directors of a corporation,  partnership,  or limited  liability company who become or are about to become Employees, Contractors,  Consultants or Outside Directors of the
Company  or any  Subsidiary  as a result  of a merger  or  consolidation  of the employing corporation with the Company, the acquisition by the Company of equity of the employing entity, or any other similar transaction  pursuant to which the
Company  becomes  the  successor  employer.  The  terms  and  conditions  of the substitute  Incentives  so granted  may vary from the terms and  conditions  set forth in this Plan to such extent as the Committee at the time of grant may deem appropriate to conform, in whole or in part, to the provisions of the Incentives in substitution for which they are granted.

                                   ARTICLE 15
                            MISCELLANEOUS PROVISIONS

      15.1. INVESTMENT  INTENT.  The Company may require that there be presented to and filed with it by any Participant  under the Plan, such evidence as it may deem necessary to establish that the Incentives  granted or the shares of Common
Stock to be purchased or  transferred  are being acquired for investment and not with a view to their distribution.

      15.2. NO RIGHT TO CONTINUED EMPLOYMENT. Neither the Plan nor any Incentive
granted under the Plan shall confer upon any  Participant any right with respect to continuance of employment by the Company or any Subsidiary.

      15.3. INDEMNIFICATION  OF BOARD AND  COMMITTEE.  No member of the Board or the  Committee,  nor any officer or Employee of the Company  acting on behalf of the  Board  or the  Committee,  shall  be  personally  liable  for  any  action, determination, or interpretation taken or made in good faith with respect to the
Plan,  and all  members  of the Board and the  Committee,  each  officer  of the
Company,  and each Employee of the Company  acting on behalf of the Board or the
Committee  shall,  to the extent  permitted  by law,  be fully  indemnified  and protected  by the  Company  in  respect of any such  action,  determination,  or interpretation.

      15.4. EFFECT OF THE PLAN. Neither the adoption of this Plan nor any action of the Board or the Committee shall be deemed to give any person any right to be granted  an Award or any other  rights  except as may be  evidenced  by an Award
Agreement,  or any  amendment  thereto,  duly  authorized  by the  Committee and executed  on behalf of the  Company,  and then only to the  extent  and upon the terms and conditions expressly set forth therein.

      15.5. COMPLIANCE WITH OTHER LAWS AND REGULATIONS. Notwithstanding anything contained  herein to the contrary,  the Company shall not be required to sell or issue shares of Common Stock under any  Incentive if the issuance  thereof would constitute a violation by the  Participant  or the Company of any  provisions of

                                       15

any law or regulation of any governmental  authority or any national  securities exchange or  inter-dealer  quotation  system or other  forum in which  shares of
Common Stock are quoted or traded (including  without  limitation  Section 16 of the 1934 Act and Section 162(m) of the Code); and, as a condition of any sale or issuance of shares of Common Stock under an Incentive, the Committee may require such agreements or undertakings,  if any, as the Committee may deem necessary or advisable to assure  compliance  with any such law or regulation.  The Plan, the grant and exercise of Incentives hereunder, and the obligation of the Company to sell and  deliver  shares of Common  Stock,  shall be subject to all  applicable federal and state  laws,  rules and  regulations  and to such  approvals  by any government or regulatory agency as may be required.

      15.6. TAX REQUIREMENTS. The Company or, if applicable, any Subsidiary (for purposes of this Section 15.6, the term "COMPANY" shall be deemed to include any applicable Subsidiary),  shall have the right to deduct from all amounts paid in cash or other form in connection  with the Plan, any Federal,  state,  local, or other taxes  required by law to be withheld in connection  with an Award granted under this Plan.  The Company  may,  in its sole  discretion,  also  require the
Participant  receiving  shares of Common  Stock issued under the Plan to pay the
Company  the amount of any taxes that the  Company is  required  to  withhold in connection with the Participant's income arising with respect to the Award. Such payments  shall be  required  to be made when  requested  by Company  and may be required to be made prior to the delivery of any certificate representing shares of Common  Stock.  Such  payment may be made (i) by the  delivery of cash to the
Company in an amount that equals the required tax withholding obligations of the
Company;  (ii) if the Company,  in its sole discretion,  so consents in writing, the actual  delivery by the  exercising  Participant to the Company of shares of
Common Stock that the  Participant  has not acquired from the Company within six
(6) months  prior to the date of exercise,  which  shares so  delivered  have an aggregate  Fair Market Value that equals the required tax  withholding  payment;
(iii) if the  Company,  in its sole  discretion,  so consents  in  writing,  the
Company's withholding of a number of shares to be delivered upon the exercise of the Award,  which shares so withheld  have an  aggregate  fair market value that equals (but does not exceed) the required tax withholding  payment;  or (iv) any combination  of (i),  (ii), or (iii).  The Company may, in its sole  discretion, withhold any such taxes from any other cash  remuneration  otherwise paid by the
Company to the Participant.  The Committee may in the Award Agreement impose any additional tax  requirements or provisions that the Committee deems necessary or desirable.

      15.7. ASSIGNABILITY.  Incentive  Stock  Options  may  not be  transferred, assigned,  pledged,  hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and  distribution and may be exercised during the lifetime of the Participant only by the Participant or the Participant's legally authorized  representative,  and each Award Agreement in respect of an Incentive
Stock Option shall so provide. The designation by a Participant of a beneficiary will not  constitute a transfer of the Stock Option.  The Committee may waive or modify any limitation  contained in the preceding sentences of this Section 15.7 that is not required for compliance with Section 422 of the Code.

      Except as otherwise provided herein, Nonqualified Stock Options may not be transferred, assigned, pledged, hypothecated or otherwise conveyed or encumbered other than by will or the laws of descent and  distribution.  The Committee may, in its discretion,  authorize all or a portion of a Nonqualified Stock Option to be granted to a Participant on terms which permit  transfer by such  Participant

                                       16

to  (i)  the  spouse  (or  former  spouse),  children  or  grandchildren  of the
Participant  ("IMMEDIATE  FAMILY  MEMBERS"),  (ii) a  trust  or  trusts  for the exclusive benefit of such Immediate Family Members, (iii) a partnership in which the only  partners are (1) such  Immediate  Family  Members  and/or (2) entities which are  controlled by Immediate  Family  Members,  (iv) an entity exempt from federal  income tax pursuant to Section  501(c)(3) of the Code or any  successor provision,  or (v) a split  interest  trust or pooled  income fund  described in
Section  2522(c)(2)  of the Code or any successor  provision,  PROVIDED THAT (x)
there shall be no consideration  for any such transfer,  (y) the Award Agreement pursuant to which such Nonqualified  Stock Option is granted must be approved by the  Committee  and  must  expressly  provide  for  transferability  in a manner consistent  with this  Section,  and (z)  subsequent  transfers  of  transferred
Nonqualified  Stock Options shall be prohibited except those by will or the laws of descent and distribution. Following any transfer, any such Nonqualified Stock
Option  shall  continue to be subject to the same terms and  conditions  as were applicable immediately prior to transfer, provided that for purposes of Articles
8, 9, 11, 13 and 15 hereof the term "Participant" shall be deemed to include the transferee.  The events of  Termination  of Service shall continue to be applied with respect to the original Participant, following which the Nonqualified Stock
Options shall be exercisable or convertible by the transferee only to the extent and for the periods  specified in the Award  Agreement.  The  Committee  and the
Company  shall have no obligation  to inform any  transferee  of a  Nonqualified
Stock Option of any expiration, termination, lapse or acceleration of such Stock
Option.  The Company  shall have no  obligation  to register with any federal or state securities  commission or agency any Common Stock issuable or issued under a Nonqualified  Stock Option that has been  transferred  by a Participant  under this Section 15.7.

      15.8. USE OF  PROCEEDS.  Proceeds  from the sale of shares of Common Stock pursuant to Incentives granted under this Plan shall constitute general funds of the Company.

      15.9. LEGEND. In the event the Company physically  transfers  certificates representing  shares of  restricted  stock to a  Participant,  each  certificate representing such shares of restricted stock shall bear the following legend, or a similar  legend deemed by the Company to constitute an  appropriate  notice of the  provisions  hereof (any such  certificate  not having such legend  shall be surrendered upon demand by the Company and so endorsed):

      On the face of the certificate:

         "Transfer of this stock is  restricted in  accordance  with  conditions printed on the reverse of this certificate. "

      On the reverse:

         "The shares of stock  evidenced by this  certificate are subject to and transferable  only in  accordance  with that certain  Collins I Holding
         Corp. 2007 Long-Term  Incentive Plan, a copy of which is on file at the principal  office  of the  Company  in  Middletown,  Rhode  Island.  No transfer or pledge of the shares evidenced hereby may be made except in accordance  with  and  subject  to the  provisions  of  said  Plan.  By acceptance  of this  certificate,  any  holder,  transferee  or pledgee hereof agrees to be bound by all of the provisions of said Plan."

                                       17

      The following legend shall be inserted on a certificate  evidencing Common
Stock  issued  under the Plan if the  shares  were not  issued in a  transaction registered under the applicable federal and state securities laws:

         "Shares of stock  represented by this certificate have been acquired by the holder for investment and not for resale, transfer or distribution,
         have  been  issued  pursuant  to  exemptions   from  the   registration
         requirements of applicable  state and federal  securities laws, and may not be offered for sale,  sold or  transferred  other than  pursuant to effective registration under such laws, or in transactions otherwise in compliance  with  such  laws,  and upon  evidence  satisfactory  to the
         Company of compliance  with such laws, as to which the Company may rely upon an opinion of counsel satisfactory to the Company."

      A copy of this Plan shall be kept on file in the  principal  office of the
Company in Middletown, Rhode Island.

                 REMAINDER OF PAGE INTENTIONALLY LEFT BLANK.

                                       18

      IN WITNESS WHEREOF,  the Company has caused this instrument to be executed as of January __, 2007, by its President and Secretary  pursuant to prior action taken by the Board of the Company.

                                    COLLINS I HOLDING CORP.

                                    By:
                                        ----------------------------------------
                                        _________________, President

Attest:

----------------------------
----------------, Secretary

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